Exhibit 10.12

Samson Partners   Ph. (347) 442-7999 (718) 304-1163  Contract 1D# 873572 Sales Partner: Steve Markowitz, Jr. Samson Partners  REVENUE BASED FACTORING (RBF/ACH) AGREEMENT   Agreement dated January 05 2016 between Samson Partners ("FUNDER") and the merchant listed below ("the Merchant").  (Month) (Day) (Year) MERCHANT INFORMATION Merchant's Legal Name: SpeedEmissions, Inc. / SpeedEmissions Car Care. LLC / SpeedEmissions Acquisition Company, LLC D/B/A: Speedemissions State of Incorporation / Organization: GA Type of entity: ( ) Corporation ( ) Limited Liability Company ( ) Limited Partnership ( ) Limited Liability Partnership ( ) Sole Proprietor Physical Address: 1015 Tyrone Road Suite 220 City: Tyrone State: GA Zip: 30290 Mailing Address: City: State: Zip: Date business started (mm/yy): (11/01 Federal 1Dli 33-0961489 PURCHASE AND SALE OF FUTURE RECEIVABLES  Merchant hereby sells, assigns and transfers to Funder, as the lead purchaser for itself and co-investors [making Funder on behalf of itself and all co-investors (collectively the Flinders), the absolute owner) in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively the "Receipts" defined as all payments made by cash, check, electronic transfer or other farm of monetary payment in the ordinary course of the merchant's business), until such time as the "Receipts Purchased Amount" has been delivered by Merchant to FONDER. The Receipts Purchased Amount shall be paid to FONDER by the Merchant irrevocably authorizing only one depositing account acceptable to FONDER (the "Account") to remit the percentage specified below (the "Specified Percentage") of the Merchant's Receipts, until such time as FONDER receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes FONDER to ACH Debit the "Specified Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchants responsibility to provide bank statements for any and all bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting FONDER to debit or credit the difference to the merchant so that payment equals the Specified Percentage.  Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all rights to future reconciliations.  FONDER may, upon Merchant's request, adjust the amount of any payment due under this Agreement at FI)NDER's sole discretion and as it deems appropriate in servicing this Agreement.  Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by FONDER remains in the account.  Merchant will be held responsible for any fees incurred by FONDER resulting from a rejected ACH attempt or an event of default. (Sec Appendix A) FONDER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from FONDER' scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between FONDER and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default tinder Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A.    Purchase Price: 5235,000.00 Specified Percentage: 14% Specific Daily Amount: 51,279.00 Receipts Purchased Amount: 5321,950.00  THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM HEREOF ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.  FOR THE MERCHANT (#1) By Richard Parlontieri ‹ign here  (Print Name and Title) FOR '1'HE MERCHANT (#2)  By (Print Name and Title) OWNER/GUARANTOR #1  By Richard Parlonticri (Print Name) OWNER/GUARANTOR #2 By (Print Name) Samson Partners By   (Company Officer)  (Signature)   (Signature)   (Signature)   (Signature)   Sales Associate Name:   ‹ign Here ‹ign Here Sign Here (S gnature) To the extent set forth herein, each of the parties is obligated upon Ms, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorind to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all of FONDER documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and FONDER and FONDER shall he entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes FONDER, its agents and representatives and any credit reporting agency engaged by FONDER, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to FONDER.  ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION Yarn THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRAUDULENT INDUCEMENT TO OBTAIN FINANCING.     02-02-15 Colonial Funding Network as Servicing Agent

ACH Authorization Form  All information on this form is required unless otherwise noted.   Business Authorized to Debi/Credit f  Samson Horus 347-442-7999 Authorized Business Name AutrionzedBusinessPhone Number 4459 Amboy Rd Staten Island NY 10312 Authorized BusinessAddress City E; I Zip Add0Unt HolderInfonnatio  Richard Parlontieri Speedemissions Account Holder Name Account Holder DBA Name (If Business Account) A.(:count. Holder Phone   Account Holder Address City ST Zip ccoUntlioldere BankInformation,..  X Account Holder's Bank Name Branch City ST Zip   How to find your Routing and Account Numbers on a check: I:  I. 21145E, Mg  is  L 2114567141101.23 Dank Reuling Code BankAmount Nurnber   X Bank Routing Number (9 digits)   Transaction InfOntiatitimj  Professional Service Fee Goods Purchased/Services Rendered     $4,999.00 January 5, 2016 Amount of Transaction Effective Date Authorization:  ❑ Business  Checking  ❑  Personal   Checking  ❑ Savings   Bank Account Number     El One-time Recurring  Rate No. of Transactions Open PK1ed   In exchange for products and/or services listed above the undersigned hereby authorizes: Samson Horus  to electronically draft via the Automated Clearing House system the amounts indicated above from the account identified above. This authority will continue until withdrawn in writing by the undersigned account holder. The Undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder. i acknowledge that I am subject to a $25 reject fee if items are returned for insufficient funds.      Richard Parlontieri X gnature of Account Holder Name/Title of Account Holder Date       Better payments.

MERCHANT AGREEMENT TERMS AND CONDITIONS   I. TERMS OF ENROLLMENT IN PROGRAM 1.1 Merchant Deposit Agreement.  Merchant shall execute an agreement (the  "Merchant   Di:posit  Aurenient")  acceptable  to  FUNDER,  with  a  Bank  ameeptahle to FlYNDER, to obtain elect on. fund transfer services. Merchant  shall provide FUNDER and/or it's authorized agent with al! of (in information.  authorizations  necessmy  for  verifying  Merchant's  receivabl.,  receipts  and  deposits into the account. Merchant shall authorine FONDER and/or it's agent to  deduct the amounts owed to FONDER for the Receipts as specified herein from  settlement amounts which would otherwise he due to Merchant by permitting  FONDER to withdraw the spec ific daily amount credited against the specified  percentages by AC/7 debit of the Merchant account. 711c authorization shall be  irrevocable witlinut the vaillca cannot of FINDER,. 1.2 Term of Agreement.  This Agreement shall have an indefinite tom that  shall  last either until all the  Merchant's obligations to ['UNDER  are fully  satisii.l. This shall include but not be limited to any renewals, outstanding fees  Ur Canis. Future Purchases. FONDER reserves rho sight to rescind the offer to make  any purchase payments Immune, in its sok discretion. 1.4 Financial Condition. Merchant and Guarantor(s) authorize FUNDER  and its agents to investigate their financial resjunsitrility and history, and  will provide to FINDER any bank or financial statements, tax returns, etc.,  as PONDER deems necessary prior In -or at any time after execution of this  Agreement. A photocopy of this author-Dalin will I.  deemed as acceptable  for release of financial information.  FUNDER is authorized to update such  information and fuiancialnruliks from time to time as it deems appropriate, 1.5 'Transactional  !lister, Merchant  authorizes  their  bank  to  provide  FONDER   with   Merchant's  banking  or  processing   history   to  determine  qualification or continuation in this program 1.6  Indemnification.   Merchant   and   Guarantor.)  jointly   and   severally  indemnify  and  hold  harmless  Processor/Bank,  its  officers,  directors  and  shareholders  against  all  losses,  damages,  claims,  liabilities  and  expenses  (including reasonable anonney's fees) incurred by Processor resulting from (a)  claims asserted by FUNDER for monies owed to FINDER from Merchant and (b) actions taken  by Processor in  reliance  upon  information  or instructions  provided by FUNDER. 1.7 No Liability.  In no event will FUNDER(or any of the Flinders)  he fink  for any claims asserted by Merchant ando any legal dimly for lost profits, lost  MYentICS. log business opportoorm, aScniplary, punitive, special, incidental,  indirect or consequential damages, cash of which is waived by Merchant and  Guarantorts). Lg Reliance an Terms.  Section IA, 1.2  IP and 25 of this Agreement are  agreed   to  for  the   benefit  of   Merchant.   FUNDER   and   Processor,   and  notwithstanding  Lire fact  that  Processor is  inet  a party of this  Agreement.  Processor May rely upon their terms and raise Mont as a defense in any action. 1.9 Sale of Receipts.  Merclunt and FUNDER agree that the Purchase Price  under this Agreement is in exchange for the Purchased Amount and that such  Purchase Price is not intended to be, nor shall it be court-Inn as a Inn firm  FUNDER to Isletehant  Merchant agrees that the Purchase Price is in exchange  far the sale of future Receipts pursuant to this Agreement equals the fair market  value of such Receipts. FONDER has purchased and shall own all the Receipts  described in hurl Agreement tip to the full Purchased Amount as the Receipts are  cleat._  Payments made to FENDER in respect to the full amount of the  Receipts shall be conditioned upett Merchant's sale of products and services and  the payment therefore by Merchant's customers in Ole manner provided in  Section 1.1. In no event shall the aggregate of all amounts be deemed as interest  hereunder  and   charged   or  collected   hereunder  exceed   tire  highest  rote  permissible an law.   In Plc eVent Pig a court determines that FUNDER has  changed or received inierest hereunder in excess of the highest 'applicably rate,  the rate in effect hereunder shall automatically be reduced to the maximum rats  permitted by applicable law and ['UNDER shall promptly mfund to Merchant  any interest received by FONDER in excess of the maximum lawful ram, it  being intended that Merchant not par' or contract to pav, and that FUNDER nor  receive or contract to receive, directly or indirectly in any manner whatsoever,  interest in excess of that which May be paid by Merchant under qaplicable law_ 1.10 Power of Attorney  Merchant inevocahly appoints FONDER as its agent  and  atiornev-in-fact with  full authority to take any action  or canine any  instrument  or  document  to  nerds  all  obligations  due  to  FONDER  from  Proccrsor/Bank. or in the case of a violation by Merchant of Section 1.12 or Ike  oceamenec of an Event of Defauli under Section 4 hereof, front Merchant, under  this Agreement. including without limitation (i) to obtain and adjust insurance  lit) to colleen monies dm or to become do undo or in respect of any of tiro  Collateral; (iii)  to  receive, endorse  and  collect  any  checks,  notes,  drafts,  instnoctas, documents or Mattel paper in connection with clause (i) or clause (ii) above; (iv) in sign Merchant's name on  my invoice, bill of Wing, or  assignment directing custonlers or account dcblou to make paynicni directly to  FM/DER;   and (v) to file any  claims or take any action or institute any  proceeding which FINDER may deem in...sari: for the collection of any of the  unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights  with respect to payment of the Putchased Amount. 1_11 Protections Against Default The following Protections i through 7 may  be invoked by FONDER. immediately and without notice to Merchant in the  event (a) Merchant clung. its arrangements with Processor/Bank  in any way  that is adverse to FONDER; (b) Merchant changes the deposit account through  which the Receipts ore settled.. or permits any con] to occur that could cause  diversion of any of Merchant's mansactions to anotho account; (e) Merchant  interrupts the operation of this basiness (other than adverse weather, natural  disasters or acts of God) transfers, moves, sells. disposes, Omsko or otherwise  conveys its business or assets without (i) the express prior urine consent of  FUNDER, mid (ii) the written agreement of any purchaser or transience to the  aSSiltaption of all of Merchant's obligations under this Agreement pursuant to  documentation satisfactory to KINDER; Or Id) Merchant lakes any action fails  to take arry action, on offers any iticentive—economic or othermisc—the result  of Which will be to induce any customer or customers to pay for Merchant's  services with any means other than checks that are settled through Processor.  These pp-Ocean/1s arc in addiiion to any other remedies available to FONDER an  law, in equity or otherwise pursuant to this Agreement Protection I.  The full unarmed Purchase Amount plus all fees due under this  Agreement and the attacked Security Agreement become due and payable in fin  immediately Protection 2. FONDER 'stay enforce the provisions of the Personal Guarantee of  Perfoimance against the Guarantor. Prot.tion 3,   Merchant shall, upon execution of this Agrernmni, deliver to  FUNDER an executed confession of judgment in favor of FUNDER in die  amount of the Purchase Amount stated in the Agreement.  Upon breath of any  provision  in  this  panel-NM  1_11,  FONDER  inlay  enter that confession  of  judgmtni as a M oon with the Clerk of the Ceud-andencone thereon. Pralashon 4.  FONDER may enforce  ILS Santa), interest 111 the  Collateral  identified in Article III hereof. Praleeiinit 5. The cerise Purchase .Amount snail become immediately refundable  to FINDER from Merchant. Protection  In.  KINDER may unnamed  to protect and enforce its  rights  and 02-02-15  remedies in  lawsuit   In any such lawsuit, in which FONDER shall recover  judgment against Merchant. Merchant shall be liable for all of FUNDER 's costs  of lawsuit, including but 1101 limited to all insoluble altOrneyS' fees and ctn.' cosls- Protection 7.  Merchant shalt, upon execution of this Agreement,  deliver to  FUNDER an esseohed assignment of tease of Merchant's premises in favor of  FUNDER.  Upon breach of any provision in this purattinpli 1.12. FUNDER may  exercise its rights under such assignment of lease. Protection IL  FONDER may debit Merchant's depository accounts wherever  situated by means of ACH debit or facsimile signature on a computer-generated  check drawn on Mercnant's bank account or otherwise 1.12  Protection  of !minim:Ilion.  Menelort and each  person  signing  this  Agreement on behalf of Merchant and/or as Owner, in respect of himself on  herself personally, authwines FONDER  to disclose information  con.sning  Merchant's and each Owner's credit standing (including credit harem reports  htat  FONDER  obtains)  and  business  conduct  only  to  axons,  affiliates,  subsidiaries, and credit reporting humans.   Merchant and each Owncr hereby  Faives to Me maximum extent permitted by Law any claim for damages againstONDER or any of its affiliates and the Noders relating to any (i) investigation undertaken by or on behalf of FUNDER as permitted by this Agreement or (ii)  disclosure of information as peonated by this Agrmtnent. 1.13  Confidentiality.  Merchant  understands and agrees  that the terms and  conditions of the products and  services offered by FONDER. including this  Agreement and any other FUNDER documentations (collie finely. -Confidential  Information")  are  propriclar)   and   confidential   information   of  KINDER  Accordingly unless disclosure is required by law Or eosin order. Merchant shall  not disclose Confielcntia! Information of FONDER to any person ono than an  anorney, accountant, financial advisor or employee of  Merchant Who needs to  know main  information for Line purpose of advising  Machut ("Advisor"),  providoil such Advisor uses seen information solely for the purpose of advising  Manua and first agrees in writing to be bound by the tchms of this Section  1_13_ 1.14 Rublkilv. Merchant and each Owner only authorizes TUNDER to use its,  his or her name in a listing of dams and in advertising and marketing materials  with their express writtenconsent. 1,15 DfillA's. Merchant hereby acknowledges and agrees that FONDER may  be using "doing business as" or "d/b/a" names in  connection with various  mains relating to the transaction between FUNDER and hierchant. including  the filing of ITCC-I financing statements and other notices or filings. II.  REPRESENTATIONS, WARRAN'TIES AND COVENANTS Merchant  represents, warrants and covenants that as or this date and during the leash of this  Agreement; 2.1 Financial  Condition and  Financial Information. Its bank and financial  statements. copies of which  have been  fulnislual  to  FONDER,  and  future  gatemen-IS which will be furnished hereafler at the discretion of FONDER, fairly  represent the financial condition of Merchant al such dates, mid since those dales  there has been  no material ask, ax changes, financial or otherwise, in such  condition, operation  or ownership of Merchant  Merchnt has a continuing,  an-motive obligation to advise FUNDER of any matmial adverse change in its  financial condition, operation or ownership_ FUNDER may request statements at  any time during the penformanec of this Agreement  and the Menclunt shall  provide them to FONDER within 5 business days. Merchant's failure to do so is  a material breach of this Avec/nem. 52 Governmental Appravals. Merchnnt is in compliance and shall comply  with all laws and has valid permits. authorizations and licenses to own, operate  and  lasso its properties and to conduct the business M which n is presently  engaged. 23 Authorization.  Muctant, and  the persouls) signing this Averment on  behalf of Merchant, have full power and authority to incur and perform the  obligations under this Agreement, all of which have been duly 2.4 Insurance.  Merchant will maintain business-interreption insurance naming  FONDER as loss payee and additional insured in monis and against risks an satisfactoey to FONDER and shall provide 13116113F.R proof of such insurance  upon request. 25 intentionally entitled 26 Chance of Name or I.ocation.   Merchant will not conduct Merchant's  businesses Linden  any name  other  than  as  disclosed  to  the  Processor  and  FUNDER or change any of its places of business. 2_7 Daily Batch Ont.  Merchant will baich out receipts with the Processor on a  daily basis. 2.a Estoppel Certificate.  Merchmi will at any tinm, and from time to time,  upon at least one (I) day's prior notice front FONDER to Merchant. execute,  acknowledge and deliver to FONDER and/or to any other person. person firm or  corporation specified by FTIND151, a statement certifying that this Agreement is  unmodified and in full force and effect (or, if dime havc been modifications, tlmt  the smne is in foil force and effect as modified and staling die modifications) and  stating the dates which the Purchased Amount or any portion IllendOf has boon  repaid 2.') No Bankrupt.' or Insolvency. As of the dale of this Agicenott, Menclum  represents that it is not insolvent and does not contemplate and has nor filed any  petition for bankruptcy protection under Title 11 of the United Suites Code and  there has been on involuntary petition brought or pending against Merchant_  Merchant further warrems that it does not anticipate filing any such bankruptcy  petition  and it does not anticipate that on involuntary position will be Sick  against is   In the event that the Mciehord files for bankmptcy protection or is  placed under an involuntary filing Protections 2 and 3 are immediately invoked.  2_10 Add dional Financing_ Merchant shall not enter info any arrangement,  agreement ur commitment  for any additional financing, whether in  the  form of a purchust of receivables or a Inn to the lousiness with any panty  other than FUNDER without their written permission. 211  Unencumbered Receipts. Merchant has good, complete and marketable  title to  all  Receipts, free and clear of any and  all liabilities,  liens,  claims,  changes, restrictions, conditions, options, rights, mortgages, security intermts,  equities, pledges and eneunlbt noes of any kind or nature whatsoever on  any  other  rights  or  tram-cgs  that  may  he  inconsistent  with  the  transactions  contemplated with, er adverse to lime interests of FONDER 2,12 Business Promo. Merchant is a valid business in good standing tinder the  laws of the jurisdictions ins which it is organized and/or operates, and Merchant  is entering into this Agreement for business purposes and not as a consumer for  personal, family or household purposes. 2,13 Default  Under  Other  Contracts.   Merchant's  execution  of and/or perfornome under tits Agreement will not cause or encase 0,111 of default by  Meachant under any contract with another peen n or entity, III. EVENTS OF DEFAULT AND REMEDIES 11  Events of Defanit The occurrence of any of the following events shall  constitute as "Event of Default" hereunder, (a) Merchant shall violate :my inn  or ...ant in this Agreement, (b) Am representation ur warrants. In Mcrehmt  in this Agreement shall prove to have hem neon eel, false or misleading in any  material respect when made; (c) Merchant shall admit in writing its inability to  pay its debts, or stall make a von( assignment for the benefit of creclities, or  any proceeding shall he instituted by or again'. Merchant seeking to adjudicate it  a bankrupt or insolvent, or seeking morganimtion, anmgcmcm. adjustment or Colonial Funding Network as Servicing Agent   composition  of in or  its debts; (d) the smiling of notice of termination  by  (Mammon', (e) Merchant shall transpott, move, interrupt, suspend, dissolve or  terminate its business; (1) Merchant shall transfer or sell all or substantially all of  its assets; (h) Merchant shall nuke or send notice of airy intended bulk sale or  transfer by  Merchant. (t)  Merchant shall usc multiple depository accounts  without We prior Wr Men consent of FONDER; (j) Akre/Ian( shall change inc  depositing account xvithout the prior written consent of FONDER; (k) Merchant  shall perform my act that reduces the value of any Collateral wanted under this  Agreement; or (i) Merchant shall default under any of the trims, vacant ants and  conditions of any other agreement with FONDER_ 3_2 Rowdier. In ease any Event of Default occurs and is not waived pursuant  to Section 4.4.1 hereof, FONDER on its 0,-n and on behalf of the Fundcrs may  proceed to protect and enforce its rights or remedies by suit in equity or by  action at law. Or Will, whether for time SpOOifie perfOrManec of any covenant,  agreement Or other provision contained herein, or to enforce the discharge of  Merchant's obligations hereunder (including the Posonal Gnarantec) or any  other legal or moldable right or remedy.   All sights, powers and remedies of  FONDER in connection with (Iris Agreement may be exercised at any time by  FONDER after the occurrence of m Event of Default, are cumulative and 1101  exclusive, and shall be in additions to any other rights, powers Or remedies  provided by law or cony. 3.3 Olga. Merchant shall pay to FONDER all reaunable costs associated with (a)  a  breach  by  Merchant or the Covenants in this Agreement and the  enforcement thereof, and (b) dre enforcennenl of FUNDER's remedies set forth  in Section 4_2 above, including but not limited to court costs and attonneys' fees. Reouired Notifications.  Merchant is required to gut FUNDER written  notice within 24 hours of any filing under Title 11 of the United Maths Cede.  Merchant k required to gist FUNDER seven days' written notice prior to  the closing of any sale of all or substantially all of the Merchant's assets or  stock IV. MISCELLANEOUS Lt  Modifications; Agreements.   No modification, amendment, waiver or -consent of any provision of this Agreement shall he effective unless the same  shall he in writing and signed by FONDER. 4.2 Assioment. Merchant  ackunkledges and understands that FONDER  is  acting on its own behalf and as the administrator and lead investor for a group of icipants a list of which can be provided to Merchant after  independent part funding and upon written notice to FONDER. FUNDER may assign, transfer or  sell its rights to receive the Purchased Amount or delegate its duties hereunder.  either in whole or in pad. 4.3 Notices. All notices, requests. consent. demands and other communications  hereunder shall be delivered by certified mail, return receipt requested, to the  respective parties to finis Agreement at tile addresses set forth in this Agreement  and shall become effective only 'upon receipt. 4.4 Waiver Remedies. No failure on the part of FUNDER to exercise, and no  delay in eXelaiSiag, any right under this Agreement Shall a/matte as a waiver  thereof, nor shall any single or partial exercise of any right under this Agmernent  preclude any other or further exercise alCieer or the exercise of any other right.  hTe  remedies provided  hereunder arc cumulative and not exclusive of any  remedies provided by law or equity. 4.5 Binding Effect; Czaverning Law, Venue and Jurisdiction. This Agreement  shall be binding upon and inure to Ole benefit of Merchant, FUNDIal (and it's  Paruenparas) and their mg-mat-cc successors and assigns, FLNDER's Panicipands  shall he [Mid party beneficiaries of all such agreements.  except that Merchant  shall not haws the right to assign its rights hereunder or any interest herein  without the tinier tenon consent of FONDER which consent may be withheld in  FUNDER's  sole  discretion.  FONDER  reserves  the  rights  to  assign  this  Agreement with or without prior milt. notice SO Merchant. This Agreement  shalt be governo1 by and construed it accordance with the buys of the State of  New York, without regards to any applicable principals of conflicts of law. Any  suit, action or proceeding ',king hescunda, or the intapretation, perform aver or  breach hereof, shall, if FONDER so elects, he Monied in any enrol sitting its  New York, (the "Acceptable Forams").   hicrchant agrees that the Acceptable  Forums arc convenient to it, and submits to the jurisdiction of the Acceptable  Forums and waives any and all objections to jurisdiction or venue. Should such  proceeding be initialed in any other fame, Merchant wanes any right to oppose  any motion or application nude by TINDER, to transfer such proceeding to an  Acceptable Forum, 4,6 5urvival  of  Renrcsentations  etc.  All repreSentatiOnS,  Warranties and  covenants herein shall survive the execution and delivery of this Agreement and  shall confine in full force until all obligations under this Agreement shall hem  been satisfied in full and this Agreement shall have temtinatcd. 4,7 Severahility. In case any of the ptuvisions in this Agreement is food to he  invalid.  illegal  or  unenforceable  in  any  respect  the  validity,  legality  and  enforceability of any other piovision contained herein shall not in any was be  affected or impained. 4.8 Entire  Autumns.  Anv  provision  hereof prohibited  by  law  shall  be  ineffective  only to  the  extent of such  prohibition  winnow  invalidating the  remaining precisions keneof. This .Agreement and Security Agreement hereto  embody the entire agreement between Merchant and FINDER and supersede all  prior agreements and understandings relating to the mhject matter hereof. 4_9 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY  JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON  ANY MATTER ARISING IN CONNECTION WITH DR IN ANY WAY  RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT  IS  A   PART  OR  THE  ENFORCEMENT  HEREOF.  THE  PARTIES  HERETO  ACKNOWLEDGE  THAT  EACH  MAKES  THIS  WAIVER  KNOWINGLY,  WILLINGLY AND  VOLUNTARILY AND WITHOUT  DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE  RAMIFICATIONS OF TIIIS WAIVER WITH THEIR ATTORNEYS. 4.10 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY  RIGHT TO ASSERT ANY TIMMS AGAINST THE OTIIF.R PARTY AN  A   REPRESENTATIVE   OR   MEMBER   IN   ANY   CLASS   OR  REPRESENTATIVE  ACTION,  EXCEPT  WHERE. SUCH  WAIVER  IS  PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE ErTENT  EITHER PARTY IS PERMITTED BY LAW OR COURT Oh  LAW TO  PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST  THE  OTHER,  THE  PARTIES  HEREBY AGREE THAT:  (1)  THE  PREVAILING  PARTY  SHALL  NOT  BE  ENTITLED  TO  RECOVER  ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE  CLASS OR REPRESENTATIVE ACTION (NO7' WITHSTANDING ANY  OTHER PROVISION IN THIS AGREEMENT); AND 12) THE PARTY  WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLANS  WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN  ANY   RECOVERY   SECURED   THROUGH   THE   CLASS   OR  REPRE,SENTATWE ACTION. 4,11 Farah-11in: Acceptance,  l'a.nmile signatures shall be denied acceptable  for all purposes Initiabt

Samson Partners - SECURITY AGREEMENT AND GUARANTY

Merchant's Legal Name: SpeedEmissions, Inc. / SpeedEmissions Car Care, LLC / SpeedEmissions Acquisition Company, LLC D/B/A: Speedemissions

Physical Address: 1015 Tyrone Road Suite 220 City: Tyrone State: GA Zip: 30290

Federal ID# 33-0961489

SECURITY AGREEMENT

Security Interest. To secure Merchant's payment and performance obligations to FUNDER, as the lead purchaser for itself and its affiliates or the Funders , a list of which may be provided to the Merchant upon written notice after the funding of the purchase closes under the Merchant Agreement (the "Factoring Agreement"), Merchant hereby grants to FUNDER a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").

Cross-Collateral. To secure Guarantor's payment and performance obligations to FUNDER (and its the Funders) under this Security Agreement and Guaranty (the "Agreement"), Guarantor hereby grants FUNDER, for itself and its participants, a security interest in SpeedEmissions, Inc. / SpeedEmissions Car Care, LLC / SpeedEmissions Acquisition Company, LLC (d/b/a Speedemissions (ACH) (LF)) (the "Additional Collateral"). Guarantor understands that FUNDER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

Merchant and Guarantor each acknowledge and agree that any security interest granted to FUNDER under any other agreement between Merchant or Guarantor and FUNDER (the "Cross-Collateral") will secure the obligations hereunder and under the Merchant Agreement.

Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as FUNDER deems necessary to perfect or maintain FUNDER's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER's security interest, which financing statement may contain notification that Merchant and Guarantor have granted a negative pledge to FUNDER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with FUNDER's rights. Merchant and Guarantor shall be liable for and FUNDER may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER's security interest and rights.

Negative Pledge. Merchant and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral , the Additional Collateral or the Cross-Collateral, as applicable.

Consent to Enter Premises and Assign Lease. FUNDER shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, FUNDER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that FUNDER may enter into an agreement with Merchant's landlord giving FUNDER the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchant's lease to another qualified Merchant capable of operating a business comparable to Merchant's at such premises.

Remedies. Upon any Event of Default, FUNDER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty of Performance. The undersigned Guarantor(s) hereby guarantees to FUNDER, and its affiliates or the Funders, Merchant's performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the Merchant Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement, and (ii) at the time Merchant admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.

Guarantor Waivers. In the event that Merchant fails to make a payment or perform any obligation when due under the Merchant Agreement, FUNDER may enforce its rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral FUNDER may hold pursuant to this Agreement or any other guaranty.

FUNDER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's failure to pay timely any amount owed under the Merchant Agreement; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) FUNDER's acceptance of this Agreement ; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to FUNDER. In addition, FUNDER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to FUNDER; (ii) release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to FUNDER under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that FUNDER must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. **Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.**

X INITIAL: ________

02-02-15 Colonial Funding Network as Servicing Agent

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.   THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND  CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE. TERMS AND CONDITIONS.  MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO.  IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY IF NOT INCLUDED IN T1115 WRITTEN AGREEMENT ARE CONSIDERED NULL AND VOID.   ANY MODIFICATION OR OTHER ALTERATION TO THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTRACT.    MERCHANT #1 By Richard Parlontieri   (Print Name and Title)  SS# 285-40-9642  MERCHANT #2       (Signature) Drivers License Number: 018466983-GA  C    ign Here   By Sign Here (Print Name and Title) (Signature) SS4 Drivers License Number:  OWNER/GUARANTOR #1 By Richard Parlontieri <Sign Here (Print Name) (Signature) SS# 285-40-9642 Drivers License Number: 018466983-GA  OWNER/GUARANTOR #2 By Sign Here (Print Name) (Signature) SS# Drivers License Number:                                     AUTHORIZED SERVICING AGENT— Colonial Funding Network, Inc.   Colonial Funding Network, Inc. (Colonial) is the Authorized Servicing Agent of Samson Partners fur this contract providing administrative, bookkeeping,  reporting and support services for Samson Partners and the Merchant. Colonial is not affiliated or owned by the Samson Partners and is acting as independent agent for services including but not limited to background checks, credit checks, general underwriting review, filing UCC-1 security interests, cash management, account reporting and remit capture. Colonial may at its sole discretion participate in this financing by providing a small portion of the funds for this transaction directly to Samson Partners. Colonial is not a credit card processor, or in the business of processing credit cards. Merchant hereby acknowledges that in no event will Colonial be liable for any claims made against the Samson Partners or the Processor under any legal theory for lost profits, lost revenues, lost business  opportunity, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by the Merchant and Owner/Guarantor.   MERCHANT  By   (Print Name and Title)  Sign: (Signature)  Here  02-02-15 Colonial Funding Network as Servicing Agent

c oIoni a. I f u n (1  ingnetwork    Origination Fee — to cover Amount Funded Under $7,500.00  57,500.00-525,000.00  525,001.00-550,000.00  550,001.00-5100,000.00  5100,001.00-5250,000.00  Over $250,000.00   ,rntx n 1-M1 m,rEn. nO teot Eh  underwriting and related expenses Origination Fee $199.00 $295.00 $395.00 $595.00 5795.00 5995.00   *There may be an additional fee charged to cover the cost of conducting a site inspection.   a) ACH Program Fee- $ 395.00 requiring us to charge this fee to cover costs  b)  NSF Fee (Standard)- $ 50.00ea  c)  Rejected ACH -  Daily ACH Program  Amount Funded   ACH's are labor intensive and are not an automated process   Up to FOUR TIMES ONLY before a default is declared  When the merchant directs the bank to Reject our Debit ACH   Reject Fee   i. Up to $7,500.00 $ 25.00 ti. $7,501.00-$50,000.00 $ 35.00 iii. $50,001.00-$100,000.00 $ 50.00 iv. $100,001.00-$250,000.00 $ 75.00   Weekly ACH Program        d)  Bank Change Fee-  v. Over $250,000.00 $100.00 Amount Funded Reject Fee vi. Up to $7,500.00 $ 75.00 vii. $7,501.00-$50,000.00 $ 99.00 viii. $50,001.00-$100,000.00 $175.00 ix. $100,001.00-$250,000.00 $275.00 x.  Over $250,000.00 $395.00  $75.00 When Merchant requires a change of account to be Debited   requiring us to adjust our system   e)  Blocked Account- $2,500.00 places them in default (per contract)  )1 Default Fee- $5,000.00 Collections g) UCC Termination Fee- $150.00   When Merchant BLOCKS account from our Debit ACH which   When Merchant changes bank account cutting us off from our  When Merchant request a UCC termination    Miscellaneous Service Fees.  Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated bank account and charged a fee of $35.00 for a Fed Wire or $15.00 for an ACH.  The fee for underwriting and origination is paid from the funded amount in accordance with the schedule below.  If Merchant is utilizing a Bridge / Control Account, there is an upfront fee of $395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreement with Merchant. Fund transfers from Bridge / Control Accounts to Merchant's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the RTR is paid.  Merchant will be charged $50.00 for each change of its operating bank account once active with Colonial. Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of $75.00 per occurrence. (All fees are subject to change)     Merchant Initials:  02-02-15 Colonial Funding Network as Servicing Agent

STRATEGIC
FUNDING

1501 Broadway Suite 1515
New York, NY 10036
Phone: 212-354-1400
Fax: 212-354-1544

Contract Balance Buy Out Form

January 5, 2016

To Whom It May Concern:

As part of the new Strategic Funding Source, Inc. Agreement Contract #**873572** dated and signed on ***January 5, 2016***, ***SpeedEmissions, Inc. / SpeedEmissions Car Care, LLC / SpeedEmissions Acquisition Company, LLC DBA: Speedemissions*** located at ***1015 Tyrone Road Suite 220 Tyrone GA 30290*** agrees to buy out the remaining balance due in the amount of ***$113,535.33*** on the Strategic Funding Source, Inc. Agreement Contract ***#532082*** dated and signed on ***June 8, 2015.***

Thank you,

X____________________________
Richard Parlontieri
Owner